EXHIBIT 10.4


                              COMMERCIAL LEASE FORM


Premises:      Suite #301 & #304
               170 Merrimack Street
               Lowell, MA  01852

Lessor:        Shawmut Bank, N.A.

Lessee:        Enterprise Bank and Trust Company

$1,028.33 per month

$12,340.00 per year

Term:  One Year (extended)

Commencing:  July 1, 1992

Expiring:  December 31, 1993




                               FROM THE OFFICE OF


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                         STANDARD FORM COMMERCIAL LEASE

1.  PARTIES:      Shawmut Bank, N.A., pursuant to Article XIX of the
                  least between Shawmut Bank, N.A. as tenant and Merrimack Realty Trust as landlord

                  LESSOR, which expression shall include Shawmut
                  Bank, heirs, successors, and assigns where the context so admits, does hereby lease to Enterprise Bank and Trust Company

                  LESSEE, which expression shall include Enterprise
                  Bank & Trust successors, executors,
                  administrators, and assigns where the context so
                  admits, and the LESSEE hereby leases the following
2. PREMISES       described premises:
                                    Suites #301 & #304
                                    170 Merrimack Street
                                    Lowell, MA  01852

                  Approximately 429 s.f. +/- for Suite 301
                  Approximately 805 s.f. +/- for Suite 304
                  Total s.f. of approximately 1,234 +/-

                  together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.

3. TERM The term of this lease shall be for Nineteen (19) months commencing on July 1, 1992 and ending on December 31, 1993. The lessee shall have the right at its option to extend the initial term of this lease for (1) additional year, (extended year) to be exercised by written notice to lessor on or before October 1, 1993.

4. RENT The LESSEE shall pay to LESSOR rent at the rate of $12,340.00 dollars per year, payable in advance in monthly installments of $1,028.33. The rental for the option period is as described in the attached rider to lease.

5. SECURITY
   DEPOSIT

6. RENT
   ADJUSTMENT

7. UTILITIES      The LESSOR shall  provide and LESSEE shall pay for  all
                  LESSEE'S utilities, water and sewer use, and charges, except Lessor shall provide electrical service only to the lessee's meter board. Present electrical service is 3 phase 4 wire service.



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                            LESSOR agrees to furnish  reasonable heat to
                   the   least   premises,   the   hallways,   stairway,
                   elevators, and lavatories during normal business hours on regular business days of the heating season of each year, to furnish elevator service and to
                   light   passageways  and  stairways  during  business
                   hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources
                   from  which  they  are  usually   obtained  for  said
                   building,   or  to  any  cause  beyond  the  LESSOR's
                   control.

8. USE OF          The LESSEE shall use the leased premises only for
   LEASED          the purpose of banking and related financial
   PREMISES        matters.


9. COMPLIANCE      The LESSEE acknowledges that no trade or
   WITH LAWS       occupation shall be conducted in the leased
                   premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE           The LESSEE shall not permit any use of leased
    INSURANCE      premises which will make voidable any insurance on
                   the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating
                   Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11.MAINTENANCE     The LESSEE agrees to maintain the leased premises
   OF PREMISES     in the same condition as they are at the
                   commencement  of the  term or as  they  may be put in
                   during the term of this  lease,  reasonable  wear and
                   tear,   damage  by  fire  and  other   casualty  only
                   excepted,  and whenever  necessary,  to replace plate
                   glass and other glass therein, acknowledging that the
                   leased  premises  are now in good order and the glass
                   whole.   The  LESSEE  shall  not  permit  the  leased
                   premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste, LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

12.ALTERATIONS-    The LESSEE shall not make structural alterations
   ADDITIONS       or additions to the leased premises, provided the

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                   LESSOR consents thereto in writing, which consent
                   shall not be unreasonably withheld or delayed.
                   All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present contruction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.
                   The lessee may make non structural alterations without seeking written consent.

13. ASSIGNMENT     The LESSEE shall not assign or sublet the whole or
    SUBLEASING     any part of the leased premises without LESSOR'S
                   prior written consent, notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.SUBORDINATION   This lease  shall be subject and  subordinate  to any
                   and  all   mortgages,   deeds  of  trust   and  other
                   instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S       The LESSOR or agents of the LESSOR may, at
    ACCESS         reasonable times, enter to view the leased
                   premises  and  may  remove  placards  and  signs  not
                   approved  and  affixed as herein  provided,  and make
                   repairs and  alterations as LESSOR should elect to do
                   and may show the leased  premises  to others,  and at
                   any  time   within   three  (3)  months   before  the
                   expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFI-     The LESSEE shall save the LESSOR harmless from all
    CATION AND     loss and damage occasioned by the use or escape
    LIABILITY      of water or by the bursting of pipes, as well as
                   from any claim or damage resulting from neglect in not removing snow and ice from the roof of the


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                   building  or from the  sidewalks  bordering  upon the
                   premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessor's responsibility.

17. LESSEE'S       The LESSEE shall maintain with respect to the
    LIABILITY      leased premises and the property, of which the
    INSURANCE      leased premises are a part, comprehensive public
    (fill in)      liability insurance in the amount of
                   $100,000/$300,000 with property damage insurance in limits of $25,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided.
                   The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten
                   (10) days prior written notice to each assured named therein.

18. FIRE           Should a substantial portion of the leased
    CASUALTY-      premises, or of the property of which they are a
    EMINENT        a part, be substantially damaged by fire or other
    DOMAIN         casualty, or be taken by eminent domain, the
                   LESSOR may elect to terminate  this lease.  When such
                   fire, casualty, or taking renders the leased premises
                   substantially  unsuitable  for their  intended use, a
                   just and  proportionate  abatement  of rent  shall be
                   made,  and the  LESSEE  may elect to  terminate  this
                   lease if:
                            (a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or
                            (b)     The  LESSOR  fails  to  restore  the
                                    leased   premises   to  a  condition
                                    substantially   suitable  for  their
                                    intended use within ninety (90) days
                                    of said fire, casualty, or taking.

                   The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19.  DEFAULT       In the event that:
     AND                (a)      The LESSEE shall default in
     BANKRUPTCY                  the payment of any installment of
                                 rent or other sum herein specified
                                 and such default shall continue for


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                                 ten (10) days after written notice
                                 thereof; or
                        (b)      The LESSEE shall default in the
                                 observance or performance of any
                                 other of the LESSEE's covenants,
                                 agreements, or obligations
                                 hereunder and such default shall
                                 not be corrected within thirty (30)
                                 days after written notice thereof;
                                 or
                        (c)      The LESSEE shall be declared
                                 bankrupt or insolvent according to
                                 law, or, if any assignment shall be
                                 made of LESSEE's property for the
                                 benefit of creditors,

                   then  the   LESSOR   shall  have  the  right
                   thereafter, while such default continues, to
                   re-enter and take complete possession of the
                   leased premises, to declare the term of this
                   lease   ended,   and  remove  the   LESSEE's
                   effects,  without  prejudice to any remedies
                   which might be otherwise used for arrears of
                   rent or  other  default.  The  LESSEE  shall
                   indemnify  the  LESSOR  against  all loss of
                   rent and other payments which the LESSOR may
                   incur by reason of such  termination  during
                   the residue of the term. If the LESSEE shall
                   default, after reasonable notice thereof, in
                   the   observance  or   performance   of  any
                   conditions  or covenants on LESSEE's part to
                   be observed or performed  under or by virtue
                   of any of the  provisions  in any article of
                   this lease, the LESSOR,  without being under
                   any obligation to do so and without  thereby
                   waiving  such   default,   may  remedy  such
                   default  for the  account and at the expense
                   of the  LESSEE.  If  the  LESSOR  makes  any
                   expenditures  or incurs any  obligations for
                   the   payment   of   money   in   connection
                   therewith,  including  but not  limited  to,
                   reasonable  attorney's  fees in instituting,
                   prosecuting   or  defending  any  action  or
                   proceeding,  such sums  paid or  obligations
                   insured,  with  interest  at the rate of six
                   (6) per cent per annum and  costs,  shall be
                   paid  to  the   LESSOR  by  the   LESSEE  as
                   additional rent.

20.  NOTICE        Any notice from the LESSOR to the LESSEE
                   relating to the leased premises or to the
                   occupancy  thereof,  shall  be  deemed  duly
                   service,  if  left  at the  leased  premises
                   addressed  to the  LESSEE,  or, if mailed to
                   the leased premises, registered or certified
                   mail,  return  receipt  requested,   postage
                   prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to


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                   the leased premises or to the occupancy thereof,
                   shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSSOR at

                                Shawmut Bank, N.A., Locations &
                                Facilities - OF 9913
                                P.O. Box 2176, Boston, MA 02211

21.  SURRENDER     The LESSEE shall at the expiration or other
                   termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of the LESSEE's property from the premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain some under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.  OTHER         It is also understood and agreed that
     PROVISION
                   See attached rider incorporated hereby by reference.





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                   IN  WITNESS  WHEREOF,  the LESSOR and LESSEE
                   have hereunto set their hands and common seals this 26 day of May, 1992.



                                    /s/
                                    LESSSOR       Shawmut Bank, N.A.


                                    /s/
                                    LESSEE        Enterprise Bank & Trust Co.


                                    /s/
                                    Over-Lessor   Merrimack Realty Trust



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               RIDER TO LEASE AGREEMENT BETWEEN SHAWMUT BANK, N.A.
                      AND ENTERPRISE BANK AND TRUST COMPANY

22A Notwithstanding anything to the contrary contained herein, for the purposes of this Lease the following definitions apply:

         -        Lessor is defined as "Sub-Lessor Shawmut Bank, N.A."
         -        Lessee is defined as "Sub-Lessee Enterprise Bank &
                  Trust Company"
         -        Over-Lessor is defined as "Merrimack Realty Trust"

22B Notwithstanding anything to the contrary contained herein, in any event whereby the Lease between Over-Lessor and Sub- Lessor is terminated or expires, Over-Lessor agrees to assume and recognize Lease between Sub-Lessor and Sub- Lessee, and Sub-Lessee hereby agrees to accept and recognize Over-Lessor in fulfilling the obligations of this Lease. In any such event, Sub-Lessor shall have no further obligations or liabilities to Sub-Lessee.

22C Lessor consents to lessee constructing a connecting door between the suites at lessee's sole cost in a good workman like manner. Over-Lessor consents to all improvements to be undertaken by Sub-Lessee.

22D As additional rent, Lessee shall pay in advance on each May 1st, an annual charge for water, for air-conditional service. The present rate is $200.00/year. The Lessee will be provided one on-site parking space. The present rate is $45.00 per month due in advance to be added with the monthly rental.

22E The rent for the extended year shall be increased in the event there is an increase of the U.S. - All urban (CPI-U) of the United States Bureau of Labor Statistics on the date the extended year is to commence over the consumer price for the first month of the original term. If there is such an increase in the CPI the yearly rental of $12,340.00 shall be increased by the percent of such Consumer Price Index, but in no event should the annual minimum rental during such option be less than $12,340.00.



     SHAWMUT BANK, N.A.                       ENTERPRISE BANK AND TRUST COMPANY

     /s/                                      /s/
     Authorized signature                     Authorized signature



     MERRIMACK REALTY TRUST

     /s/
     Authorized signature